THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                               FEBRUARY 21, 2007

          The Advisors' Inner Circle Fund (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a "Fund" and together the "Funds").

A. ATTRIBUTES OF SHARE CLASSES

1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is attached as Exhibits hereto.

2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B. EXPENSE ALLOCATIONS

1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a DIFFERENT AMOUNT BY THAT CLASS (excluding economies of scale discounts) or for which that class receives SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

2. Expenses that are not incurred in DIFFERENT AMOUNTS BY CLASS and for which share classes do not receive SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c)(1)(i).

C. AMENDMENT OF PLAN; PERIODIC REVIEW

1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.

2. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                              AMENDED AND RESTATED

                                   SCHEDULE A

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                           RICE HALL JAMES PORTFOLIOS

FUND                                          INSTITUTIONAL      INVESTOR
                                                 CLASS            CLASS
--------------------------------------------------------------------------------
Rice Hall James Micro Cap Portfolio                X
Rice Hall James Small Cap Portfolio                X
Rice Hall James Mid Cap Portfolio                                   X

                              AMENDED AND RESTATED

                                   SCHEDULE B

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                 CAMBIAR FUNDS

FUND                                      INVESTOR           INSTITUTIONAL
                                          CLASS              CLASS
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                  X                  X
Cambiar International Fund                X                  X
Cambiar Small Cap Fund                    X                  X
Cambiar Aggressive Value Fund             X                  X
Cambiar SMID Fund                         X
Cambiar Global Select Fund                X

                              AMENDED AND RESTATED

                                   SCHEDULE C

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                 EDGEWOOD FUNDS


                                    INSTITUTIONAL
FUND                                   CLASS             RETAIL CLASS
--------------------------------------------------------------------------------
Edgewood Growth Fund                     X                    X

                              AMENDED AND RESTATED

                                   SCHEDULE D

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                 WESTWOOD FUNDS


FUND                                    INSTITUTIONAL CLASS           A CLASS
--------------------------------------------------------------------------------
Westwood LargeCap Value Fund                      X                      X
Westwood SMidCap Fund                             X
Westwood SmallCap Value Fund                      X
Westwood Income Opportunity Fund                  X                      X
Westwood Dividend Growth Fund                     X
Westwood SMidCap Plus Fund                        X
Westwood Short Duration High Yield Fund           X                      X
Westwood Global Equity Fund                       X                      X
Westwood Global Dividend Fund                     X                      X
Westwood Emerging Markets Fund                    X                      X
Westwood Emerging Markets Plus Fund               X                      X

                              AMENDED AND RESTATED

                                   SCHEDULE E

                                       TO


                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                              SANDS CAPITAL FUNDS

FUND                                INVESTOR CLASS SHARES    INSTITUTIONAL CLASS
                                                                   SHARES
--------------------------------------------------------------------------------
Sands Capital Global Growth Fund              X                      X

                              AMENDED AND RESTATED

                                   SCHEDULE F

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                     DATED FEBRUARY 21, 2007 ALPHAONE FUNDS

FUND                                INVESTOR CLASS SHARES        I CLASS SHARES
--------------------------------------------------------------------------------
AlphaOne Micro Cap Equity Fund                X                         X

                              AMENDED AND RESTATED

                                   SCHEDULE G

                       TO THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                           MULTIPLE CLASS PLAN DATED

                               FEBRUARY 21, 2007

                               CBRE CLARION FUNDS

FUND                                 INVESTOR CLASS SHARES   INSTITUTIONAL CLASS
                                                                  SHARES
--------------------------------------------------------------------------------
CBRE Clarion Long/Short Fund                  X                     X
CBRE Clarion Global Infrastructure            X                     X
Value Fund

                              AMENDED AND RESTATED

                                   SCHEDULE H

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                   CITI FUNDS


FUND                                         A SHARES                I SHARES
--------------------------------------------------------------------------------
Citi Market Pilot 2020 Fund                     X                       X
Citi Market Pilot 2030 Fund                     X                       X
Citi Market Pilot 2040 Fund                     X                       X

                              AMENDED AND RESTATED

                                   SCHEDULE I

                       TO THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                  HAMLIN FUNDS


FUND                                 INVESTOR CLASS SHARES   INSTITUTIONAL CLASS
                                                                   SHARES
--------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund               X                     X

                              AMENDED AND RESTATED

                                   SCHEDULE J

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                        THOMSON HORSTMANN & BRYANT FUNDS


FUND                                          INVESTOR CLASS      INSTITUTIONAL
                                                 SHARES           CLASS SHARES
--------------------------------------------------------------------------------
Thomson Horstmann & Bryant MicroCap Fund           X                   X
Thomson Horstmann & Bryant Small Cap               X                   X
Value Fund

                              AMENDED AND RESTATED

                                   SCHEDULE K

                                       TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                                 HARVEST FUNDS


                                   INSTITUTIONAL CLASS
FUND                                     SHARES                   CLASS A SHARES
--------------------------------------------------------------------------------
Harvest Funds China All Assets            X                             X
Harvest Funds Intermediate Bond           X                             X
Harvest Funds China A Index               X                             X

                              AMENDED AND RESTATED

                                 SCHEDULE L TO

                        THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3

                              MULTIPLE CLASS PLAN

                            DATED FEBRUARY 21, 2007

                              ATLANTIC TRUST FUNDS

FUND                                          INVESTOR CLASS      INSTITUTIONAL
                                                   SHARES         CLASS SHARES
--------------------------------------------------------------------------------
Atlantic Trust Disciplined Equity Fund             X                   X
Atlantic Trust Income Opportunities Fund           X                   X
Atlantic Trust Mid Cap Equity Fund                 X                   X

                                  EXHIBIT A.1

                           RICE HALL JAMES PORTFOLIOS

                        CERTIFICATE OF CLASS DESIGNATION

INSTITUTIONAL CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

     Institutional Class Shares of each Rice Hall James Portfolio may be exchanged only for Institutional Class Shares of another Rice Hall James Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4. VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT A.2

                           RICE HALL JAMES PORTFOLIOS

                        CERTIFICATE OF CLASS DESIGNATION

INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class Shares. Such activities include those associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Investor Class Shares do not have exchange privileges.

4. VOTING RIGHTS

 Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT B.1

                                 CAMBIAR FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

                     (FORMERLY, INSTITUTIONAL CLASS SHARES)

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but may be subject to a shareholder services plan under which a Fund may pay an annual fee up to 0.25% of assets attributable to Investor Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Investor Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each Fund may be exchanged for Investor Class Shares of each other Cambiar Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Shareholders of Investor Class Shares of one Cambiar Fund may convert such Investor Class Shares into Institutional Class Shares of the same Cambiar Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus(es) for such Cambiar Fund and subject to the terms and conditions set forth in the prospectus(es), provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                                                     EXHIBIT B.2

                                 CAMBIAR FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

INSTITUTIONAL CLASS SHARES
(FORMERLY, R CLASS SHARES)

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee and shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Cambiar Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

In the event that a shareholder does not meet the minimum investment requirement for investment in Institutional Class Shares, the Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Investor Class Shares.

                                                                     EXHIBIT C.1

                                 EDGEWOOD FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

Institutional Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

Institutional Shares are principally designed for purchase byinstitutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Shares do not have exchange privileges.

4. VOTING RIGHTS

Each Institutional Share shareholder will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Institutional Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Shares do not have a conversion feature.

                                                                     EXHIBIT C.2

                                 EDGEWOOD FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

RETAIL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Retail Shares are sold without a load or sales charge, but are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Retail Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Retail Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.


          Retail Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Retail Shares of the Fund. Such activities include those associated with the promotion and sale of theFund's Retail Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

 Retail Shares are principally designed for purchase by individual investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Retail Shares do not have exchange privileges.

4. VOTING RIGHTS

 Each Retail Share shareholder will have one vote for each full Retail Share held and a fractional vote for each fractional Retail Share held. Retail Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Retail Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Retail Shares do not have a conversion feature.

                                                                     EXHIBIT D.1

                                 WESTWOOD FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

A CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 A Class Shares of each of the Funds are sold subject to a front-end sales charge. The front- end sales charges are indicated on the following table.

 Additionally, A Class Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Funds, will reimburse the distributor annually for expenses incurred in connection with its distribution activities under the distribution plan approved by the Board of Trustees, not to exceed an annual rate of 0.25% of each Fund's average daily net assets attributable to the A Class Shares of each Fund. Such activities include those associated with the promotion and sale of the Fund's A Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

 The following table shows the load waived sales charge on A Class Shares of the Funds:
--------------------------------------------------------------------------------
Investment                        Sales Charge - % of Sales Charge - % of
                                  Offering Price      Net Investment
--------------------------------------------------------------------------------
Less than $50,000                      5.00%               5.26%
--------------------------------------------------------------------------------
$50,000 but less than $100,000         4.00%               4.17%
--------------------------------------------------------------------------------
$100,000 but less than $250,000        3.00%               3.09%
--------------------------------------------------------------------------------
$250,000 but less than $500,000        2.50%               2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00%               2.04%
--------------------------------------------------------------------------------
$1,000,000 and over*                   None                None
--------------------------------------------------------------------------------


 * A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within 18 months of purchase.

2. ELIGIBILITY OF PURCHASERS

 A Class Shares are available to individual and institutional investors and require a minimum initial investment.

3. EXCHANGE PRIVILEGES

A Class Shares of each Westwood Fund may be exchanged for A Class Shares of each other Westwood Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each A Class shareholder will have one vote for each full A Class Share held and a fractional vote for each fractional A Class Share held. A Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the A Class Shares (such as a distribution plan or service agreement relating to the A Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the A Class shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

 A Class Shares do not have a conversion feature.

                                  EXHIBIT D.2

                                 WESTWOOD FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee and shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

Institutional Class Shares of each Westwood Fund may be exchanged for Institutional Class Shares of each other Westwood Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT E.1

                              SANDS CAPITAL FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, or a Rule 12b-1 fee. Investor Class Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional customers and may require a minimum initial investment (as described in the prospectus).

3. EXCHANGE PRIVILEGES

 Investor Class Shares do not have exchange privileges.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Shareholders of Investor Class Shares of the Fund may convert such Investor Class Shares into Institutional Class Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                                                     EXHIBIT E.2

                              SANDS CAPITAL FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Class Shares do not have exchange privileges.

4. VOTING RIGHTS

 Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Shareholders of Institutional Class Shares of the Fund may convert such Institutional Class Shares into Investor Class Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibilityrequirements of the Investor Class Shares.

 In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, the Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Investor Shares.

                                                                     EXHIBIT F.1

                                 ALPHAONE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make payments to the Distributor for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees, not to exceed an annual rate of 0.25% of each Fund's average daily net assets attributable to the Investor Class Shares of each Fund. Such activities include those associated with the promotion and sale of a Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are principally designed for purchase byindividual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each AlphaOne Fund may be exchanged for Investor Class Shares of each other AlphaOne Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT F.2

                                 ALPHAONE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 I CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

I Class Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

I Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

I Class Shares of each AlphaOne Fund may be exchanged for I Class Shares of each other AlphaOne Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each I Class Share shareholder will have one vote for each full I Class Share held and a fractional vote for each fractional I Class Share held. I Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the I Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 I Class Shares do not have a conversion feature.

                                                                     EXHIBIT G.1

                               CBRE CLARION FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Investor Class Shares are subject to a shareholder service plan under which each Fund may pay an annual fee up to 0.20% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional customers and may require a minimum initial investment (as described in the prospectus).

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each CBRE Clarion Fund may be exchanged for Investor Class Shares of each other CBRE Clarion Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Shareholders of Investor Class Shares of one CBRE Clarion Fund may convert such Investor Class Shares into Institutional Class Shares of the same CBRE Clarion Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus(es) for such CBRE Clarion Fund and subject to the terms and conditions set forth in the prospectus(es), provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                                                     EXHIBIT G.2

                               CBRE CLARION FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and do not impose an asset- based sales charge. Institutional Class Shares are subject to a shareholder service plan under which each Fund may pay an annual fee up to 0.10% of assets attributable to Institutional Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Institutional Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Class Shares of each CBRE Clarion Fund may be exchanged for Institutional Class Shares of each other CBRE Clarion Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Shareholders of Institutional Class Shares of one CBRE Clarion Fund may convert such Institutional Class Shares into Investor Class Shares of the same CBRE Clarion Fund (an

"Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus(es) for such CBRE Clarion Fund and subject to the terms and conditions set forth in the prospectus(es), provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Investor Class Shares.

In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a CBRE Clarion Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Investor Class Shares.

                                                                     EXHIBIT H.1

                                   CITI FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                    A SHARES


1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 A Shares of each of the Funds are sold subject to a front-end sales charge. The front-end sales charges are indicated on the following table.

 Additionally, A Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Funds, will reimburse the distributor annually for expenses incurred in connection with its distribution activities under the distribution plan approved by the Board of Trustees, not to exceed an annual rate of 0.25% of each Fund's average daily net assets attributable to the A Shares of each Fund. Such activities include those associated with the promotion and sale of the Fund's A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. A Shares are subject to a shareholder service plan under which the Funds may pay an annual fee up to 0.25% of assets attributable to A Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to A Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

 The following table shows the load waived sales charge on A Shares of the
Funds:

--------------------------------------------------------------------------------
Investment                        Sales Charge - % of      Sales Charge - % of
                                  Offering Price           Net Investment
--------------------------------------------------------------------------------
Less than $100,000                     4.50%                    4.71%
--------------------------------------------------------------------------------
$100,000 but less than $250,000        3.50%                    3.63%
--------------------------------------------------------------------------------
$250,000 but less than $500,000        2.50%                    2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00%                    2.04%
--------------------------------------------------------------------------------
$1,000,000 and over*                   None                     None
--------------------------------------------------------------------------------

 * Even though you do not pay a sales charge on purchases of $1,000,000 or more, these purchases may be subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

2. ELIGIBILITY OF PURCHASERS

A Shares are available to individual and institutional investors and require a minimum initial investment.

3. EXCHANGE PRIVILEGES

 A Shares of each Citi Fund may be exchanged for A Shares of each other Citi Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each A Shares shareholder will have one vote for each full A Share held and a fractional vote for each fractional A Share held. A Shares shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the A Shares (such as a distribution plan or service agreement relating to the A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the A Shares shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

 A Shares do not have a conversion feature.

                                                                     EXHIBIT H.2

                                   CITI FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                    I SHARES


1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 I Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

 I Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 I Shares of each Citi Fund may be exchanged for I Shares of each other Citi Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each I Share shareholder will have one vote for each full I Share held and a fractional vote for each fractional I Share held. I Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the I Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 I Shares do not have a conversion feature.

                                                                     EXHIBIT I.1

                                  HAMLIN FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Funds' average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Investor Class Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional customers and may require a minimum initial investment (as described in the prospectus).

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each Hamlin Fund may be exchanged for Investor Class Shares of each other Hamlin Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT I.2

                                  HAMLIN FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and do not impose an asset- based sales charge.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Class Shares of each Hamlin Fund may be exchanged for Institutional Class Shares of each other Hamlin Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Class Shares do not have a conversion feature.

EXHIBIT J.1

                        THOMSON HORSTMANN & BRYANT FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Investor Class Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional customers and may require a minimum initial investment (as described in each prospectus).

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each Thomson Horstmann & Bryant Fund may be exchanged for Investor Class Shares of another Thomson Horstmann & Bryant Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Investor Class Shares do not have a conversion feature.

                                  EXHIBIT J.2

                        THOMSON HORSTMANN & BRYANT FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee or shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Class Shares of each Thomson Horstmann & Bryant Fund may be exchanged for Institutional Class Shares of another Thomson Horstmann & Bryant Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT K.1

                                 HARVEST FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and do not impose a Rule 12b-1 fee or shareholder service fee.

2. ELIGIBILITY OF PURCHASERS

Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Funds' prospectus.

3. EXCHANGE PRIVILEGES

Institutional Class Shares of each Harvest Fund may be exchanged for Institutional Class Shares of each other Harvest Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Class Shares do not have a conversion feature.

EXHIBIT K.2

HARVEST FUNDS
CERTIFICATE OF CLASS DESIGNATION

CLASS A SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Class A Shares of each Fund are sold subject to a front-end sales charge. The front-end sales charges are indicated on the following tables.

 Additionally, Class A Shares are subject to a Rule 12b-1 fee. The Trust, on behalf of the Funds, will reimburse the distributor annually for expenses incurred in connection with its distribution activities under the distribution plan approved by the Board of Trustees, not to exceed an annual rate of 0.25% of each Fund's average daily net assets attributable to the Class A Shares of each Fund. Such activities include those associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

 The following table shows the load waived sales charge on Class A Shares of the Harvest Funds China All Assets and Harvest Funds China A Index:

--------------------------------------------------------------------------------
Investment                        Sales Charge - % of Sales Charge - % of
                                  Offering Price      Net Investment
--------------------------------------------------------------------------------
Less than $50,000                 5.50%               5.82%
--------------------------------------------------------------------------------
$50,000 but less than $100,000    4.50%               4.71%
--------------------------------------------------------------------------------
$100,000 but less than $250,000   3.50%               3.63%
--------------------------------------------------------------------------------
$250,000 but less than $500,000   2.50%               2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000 2.00%               2.04%
--------------------------------------------------------------------------------
$1,000,000 and over*              None                None
--------------------------------------------------------------------------------

* A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within 12 months of purchase.

The following table shows the load waived sales charge on Class A Shares of the Harvest Funds Intermediate Bond:

--------------------------------------------------------------------------------
Investment                        Sales Charge - % of Sales Charge - % of
                                  Offering Price      Net Investment
--------------------------------------------------------------------------------
Less than $50,000                 4.25%               4.44%
--------------------------------------------------------------------------------
$50,000 but less than $100,000    3.75%               3.89%
--------------------------------------------------------------------------------
$100,000 but less than $250,000   3.00%               3.09%
--------------------------------------------------------------------------------
$250,000 but less than $500,000   2.20%               2.25%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000 1.00%               1.01%
--------------------------------------------------------------------------------
$1,000,000 and over*              None                None

--------------------------------------------------------------------------------

* A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within 12 months of purchase.


2. ELIGIBILITY OF PURCHASERS

 Class A Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Funds' prospectus.

3. EXCHANGE PRIVILEGES

 Class A Shares of each Harvest Fund may be exchanged for Class A Shares of each other Harvest Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

 Class A Shares do not have a conversion feature.

                                                                     EXHIBIT L.1

                              ATLANTIC TRUST FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Investor Class Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.15% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

 Investor Class Shares are available to individual and institutional customers and may require a minimum initial investment (as described in each prospectus).

3. EXCHANGE PRIVILEGES

 Investor Class Shares of each Atlantic Trust Fund may be exchanged for Investor Class Shares of another Atlantic Trust Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT L.2

                              ATLANTIC TRUST FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

 Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee or shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

 Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

 Institutional Class Shares of each Atlantic Trust Fund may be exchanged for Institutional Class Shares of another Atlantic Trust Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

 Institutional Class Shares do not have a conversion feature.